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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 12, 2006

                            SOURCECORP, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-27444                  75-2560895
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                              3232 MCKINNEY AVENUE,
                                   SUITE 1000
                               DALLAS, TEXAS 75204
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (214) 740-6500
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.01         Changes in Control of Registrant

     On July 12, 2006, pursuant to an Agreement and Plan of Merger, dated as of March 7, 2006 (as amended, the "Merger Agreement"), among SOURCECORP, Incorporated (the "Company"), CorpSource Holdings, LLC, an affiliate of Apollo Management, L.P. ("CorpSource"), and CorpSource MergerSub, Inc., the Company announced that it has completed its previously announced acquisition by CorpSource in a transaction valued at approximately $475 million (the "Acquisition").

     Under the transaction, the Company's common stock is being acquired at $25 per share. As a result of this transaction, the Company will become a privately owned company and 100% owned by CorpSource. As of the close of business on July 12, 2006, the common stock of the Company will no longer be publicly traded. The Acquisition was first announced on March 8, 2006. CorpSource financed the purchase price for the Acquisition with debt and equity proceeds. There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

     A copy of the press release issued on July 12, 2006 announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release, dated July 12, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOURCECORP, Incorporated


Date:    July 12, 2006               By: /s/ Ed H. Bowman, Jr.
                                         -------------------------
                                         Name:  Ed H. Bowman, Jr.
                                         Title: President and CEO

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EXHIBIT INDEX

Exhibit No.                         Exhibit
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99.1            Press Release, dated July 12, 2006